UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February  21, 2007

EQUITABLE RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-3551	25-0464690
(Commission File Number)	(IRS Employer Identification No.)

225 North Shore Drive, Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 553-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On February 22, 2007 Equitable Resources, Inc. (“Equitable” or the “Company”) announced a realignment of its senior management structure to best support its expanding growth-oriented, business strategy.

Murry S. Gerber, Chairman and Chief Executive Officer, will have responsibility for key strategic growth drivers and for relationships to external constituencies.  Responsibility for ongoing operational value drivers will reside with David L. Porges who has been appointed Vice Chairman, President and Chief Operating Officer of Equitable effective February 21, 2007.  Mr. Gerber previously held the office of President as well the offices of Chairman and Chief Executive Officer.  Mr. Porges previously held the position of Vice Chairman and Executive Vice President, Finance and Administration of Equitable.

In his prior role, Mr. Porges served as the Company’s co-principal financial officer with Philip P. Conti, Vice President and Chief Financial Officer.  In that prior role, Mr. Conti reported to Mr. Porges.  Effective February 21, 2007, Mr. Conti was appointed Senior Vice President and Chief Financial Officer and will serve as the Company’s sole principal financial officer.  Mr. Conti will now report directly to Mr. Gerber.

A copy of the press release issued by Equitable is included as Exhibit 99.1 of this Current Report on Form 8-K.

Item 5.03            Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective February 21, 2007 the Board of Directors (the “Board”) of Equitable approved amendments to the Company’s By-laws to separate the functions of the Chief Executive Officer and the President and Chief Operating Officer and to make conforming changes.  The complete text of the Company’s By-laws, as amended and restated effective February 21, 2007, is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Equitable Resources, Inc. Amended and Restated By-laws as of February 21, 2007
99.1	Press Release issued by Equitable Resources, Inc. dated February 22, 2007 regarding the matter referenced in Item 5.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE RESOURCES, INC.

By:	/s/ Philip P. Conti
Name:	Philip P. Conti
Title:	Senior Vice President and Chief Financial Officer

Date:  February 22, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1	Equitable Resources, Inc. Amended and Restated By-laws as of February 21, 2007
99.1	Press Release issued by Equitable Resources, Inc. dated February 22, 2007